October 19, 2020

OVERVIEW OF UPDATED BUSINESS PLAN ASSUMPTIONS

EXTRACTION OIL & GAS

Important Notice to Recipients

This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Extraction Oil and Gas, Inc. and its subsidiaries (collectively, the "Company" or "Extraction") expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "anticipate," "plan," "intend," "estimate," "project," "forecast," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include estimates of the Company's reserves, expectations of plans, strategies, objectives and anticipated financial and operating results, including as to the Company's drilling program, production, hedging activities and capital expenditure levels, statements regarding the Company's ability to negotiate, develop, confirm and consummate a plan of reorganization and other forecasts and guidance included in this presentation. While they may be presented with numerical specificity, these statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments, future business decisions and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to, the Company's ability to negotiate, develop, confirm and consummate a plan of reorganization, the effects of the Company's and certain of its subsidiaries' voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Chapter 11 Cases") on the Company's liquidity, results of operations or business prospects, the effects of the Chapter 11 Cases on the Company's business and the interests of various constituents, the length of time that the Company will operate under Chapter 11 protection, risks associated with third-party motions in the Chapter 11 Cases, all of the risks and uncertainties incident to the exploration for and development, production, gathering and sale of natural gas and oil and the risk factors and other cautionary statements described in Extraction's Annual Report on Form 10-K for the year ended December 31, 2019, its subsequent reports on Form 10-Q and in its other public filings and press releases.

The information contained herein, including any estimates or projections with respect to future performance, should not be relied upon as an accurate representation of such future results. There can be no assurance that the results implied or expressed in any forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. Under no circumstances should the inclusion of the forward-looking statements be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

This presentation has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy or completeness.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"). While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP.

The Company's proved reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using the trailing 12-month average first-day-of-the-month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

In this presentation, proved reserves attributable to the Company at February 1, 2021 are estimated utilizing pricing assumptions based on the NYMEX strip pricing as of October 14, 2020. These prices were adjusted by lease for quality, transportation fees, geographical differentials, marketing bonuses or deductions and other factors affecting the price received at the wellhead. The Company may use the terms "EUR" and "upside potential" to describe estimates of potentially recoverable hydrocarbons that the Securities and Exchange Commission ("SEC") rules prohibit from being included in filings with the SEC. These are based on internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities may not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. These estimates are inherently more speculative than proved reserves estimates. Actual locations drilled and quantities that may be ultimately recovered from the Company's interests could differ substantially. There is no commitment by the Company to drill all of the drilling locations, which have been attributed to these quantities. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. Estimates may change significantly as development of the Company's oil and natural gas assets provide additional data. The Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation represents the public disclosure of all material non-public information previously provided to certain noteholders under existing confidentiality agreements.

EXTRACTION OIL & GAS

Overview of Business Plan Assumptions

- Extraction Company Business Plan forecast as of 10/14/20

Commodity Pricing (NYMEX Strip; As of 10/14/20)

Base Case - Strip	2021	2022	2023	2024	2025
WTI Oil ($/Bbl)	$42.75	$43.47	$43.96	$44.48	$45.16
Henry Hub Gas ($/MMBtu)	3.03	2.67	2.49	2.45	2.46

Commodity Price Realizations[1]

Realizations	2021	2022	2023	2024	2025
Crude Oil ($/Bbl)	$35.63	$36.43	$37.11	$37.63	$38.38
Natural Gas ($/MMBtu)	$2.38	$2.03	$1.88	$1.85	$1.88
NGL ($/Bbl)	$10.69	$10.87	$10.99	$11.12	$11.29

Lease Operating Expense & Other Operating Costs[2]


$ / Boe
$6.63
$1.46
$3.00
$2.17
2021E
$6.78
$1.42
$3.13
$2.22
2022E
$7.57
$1.39
$4.11
$2.08
2023E
$7.80
$1.34
$4.12
$2.35
2024E
$8.47
$1.34
$4.81
$2.32
2025E
Production Taxes
T&M
LOE

Cash G&A Costs[3]


$MM
$1.09
$29
2021E
$1.12
$29
2022E
$1.02
$29
2023E
$1.16
$29
2024E
$1.16
$29
2025E
Cash G&A
$ / Boe

(1) Does not include hedge gains or losses
(2) Model assumes Minimum Volume Commitments are renegotiated in Chapter 11 to levels that fit new production profile (no MVC deficiency payments; figures shown exclude MVC deficiency payments)
(3) Excludes one-time items such as retention payments, professional fees, etc. (reflected in cash flows)

EXTRACTION OIL & GAS

Overview of Updated Business Plan Assumptions

- Extraction Company Business Plan forecast as of 10/14/20

Gross Wells TIL[1]


65
32
65
24
64
2021E
2022E
2023E
2024E
2025E

Net Wells TIL[1]


35
28
45
13
29
2021E
2022E
2023E
2024E
2025E

Avg. Daily Net Production (Mboe/d)


73
17
29
27
72
17
28
27
78
18
30
31
69
16
28
25
70
16
27
26
2021E
2022E
2023E
2024E
2025E
NGL Production (Mboe/d)
Gas Production (Moe/d)
Oil Production (Mbo/d)

(1) Represents Extraction operated wells

EXTRACTION OIL & GAS

Overview of Business Plan Assumptions

- Extraction Company Business Plan forecast as of 10/14/20

$ / Completed Lateral Foot

	Pad A	Pad B	Pad C	Pad D	Pad E	Pad F	Pad I	Pad J
Drilling	$110	$115	$95	$85	$90	$95	$100	$90
Completions	$220	$235	$230	$225	$235	$235	$250	$225
Facilities	$55	$70	$65	$55	$70	$30	$35	$25
Total	**$385**	**$420**	**$390**	**$365**	**$395**	**$360**	**$385**	**$340**

Type Curve Summary[1]

	OIL				GAS					
Reservoir	Peak Rate (BBL/D)	b Factor	Initial Decline (%)	Terminal Decline (%)	Peak Rate (MCF/D)	b Factor	Initial Decline (%)	Terminal Decline (%)	D&C Capex ($000)	2H '20 - '24 TIL
Codell - Greeley/Windsor	414	1.0	72.0	8.0	2475	1.3	53.0	8.0	$3,745	15
Codell - Other	578	1.0	65.7	8.0	1329	1.3	38.3	8.0	$3,734	33
Niobrara - Greeley/Windsor	635	1.0	76.0	8.0	2378	1.3	49.1	8.0	$3,652	99
Niobrara - Other	622	1.0	77.2	8.0	1518	1.3	42.0	8.0	$3,794	57

Development Schedule


Year
2020
2021
2022
2023
2024
2025
Month
1 2 3 4 5 6 7 8 9 10 11 12
1 2 3 4 5 6 7 8 9 10 11 12
Rig 1
Pad A
Pad C
Pad D
Pad E
Pad F
~1 Rig per Year
Rig 2
Pad B
Comp. 1
Pad G
Pad A
Pad B
Pad C
Pad D
Pad E
~1 Completion Crew per Year
Comp. 2
Pad H
Pad A

Total Capex, net ($MM)[2]


$174
$35
$25
$91
$23
$213
$19
$11
$137
$46
$147
$13
$22
$77
$35
$122
$13
$7
$69
$33
$147
$21
$8
$86
$32
2021E
2022E
2023E
2024E
2025E
Land and Other
Facilities
Completions
Drilling

(1) Type curves representative of 2.0 mile lateral lengths, weighted by number of wells TIL in projection period
(2) Excludes future asset sale proceeds

EXTRACTION OIL & GAS

Financial Forecast Summary

- Extraction Company Business Plan forecast as of 10/14/20

NET REVENUE[1]


($MM)
Oil Revenue
NGL Revenue
Gas Revenue
$569
$548
$613
$525
$548
$67
$66
$70
$65
$65
$153
$126
$123
$113
$113
$348
$356
$420
$348
$370
2021E
2022E
2023E
2024E
2025E

ADJ. EBITDAX


($MM)
Unhedged Adj. EBITDAX
Hedge Settlement
$385
$341
$367
$299
$303
$23
$362
$341
$367
$299
$303
2021E
2022E
2023E
2024E
2025E

ADJ. EBITDAX MARGIN


($/BOE)
Hedge Settlement / BOE
Unhedged EBITDAX / BOE
$14.36
$13.02
$12.84
$11.87
$11.95
0.85
13.51
13.02
12.84
11.87
11.95
2021E
2022E
2023E
2024E
2025E

CUMULATIVE UNLEVERED FREE CASH FLOW[2,3]


($MM)
$0
$112
$319
$475
$619
2021E
2022E
2023E
2024E
2025E

(1) Does not include hedge gains or losses
(2) Defined as CFO plus CFI, excluding the impact of any financing (excludes interest expense, debt issuance proceeds, debt issuance costs and any rights offering proceeds)
(3) Includes estimated income tax payments

EXTRACTION OIL & GAS

Financial Forecast Summary

- Extraction Company Business Plan forecast as of 10/14/20

($ in millions)

	2021	2022	2023	2024	2025
Benchmark Prices (NYMEX)					
Crude Oil, $/Bbl	$42.75	$43.47	$43.96	$44.48	$45.16
Natural Gas, $/Mcf	3.03	2.67	2.49	2.45	2.46
Realized Prices					
Crude Oil, $/Bbl	$36.20	$36.92	$37.41	$37.93	$38.61
Natural Gas, $/Mcf	2.72	2.33	2.13	2.09	2.10
NGL, $/Bbl	10.69	10.87	10.99	11.12	11.29
Net Production					
Oil Production (Mbbl)	9,780	9,768	11,331	9,243	9,636
Gas Production (MMcf)	64,374	62,008	65,270	60,746	59,796
NGL Production (Mbbl)	6,287	6,115	6,412	5,848	5,770
Total Production (Mboe)	**26,796**	**26,218**	**28,621**	**25,215**	**25,372**
Average Daily Net Production, MBoe/d	*73*	*72*	*78*	*69*	*70*
Net Revenue	**$569**	**$548**	**$613**	**$525**	**$548**
Production Taxes	(39)	(37)	(40)	(34)	(34)
Lease Operating Expenses	(58)	(58)	(59)	(59)	(59)
Transportation and Marketing	(80)	(82)	(118)	(104)	(122)
Cash G&A	(29)	(29)	(29)	(29)	(29)
Unhedged Adjusted EBITDAX	**$362**	**$341**	**$367**	**$299**	**$303**
Hedge Settlement	23	--	--	--	--
Hedged Adjusted EBITDAX	**$385**	**$341**	**$367**	**$299**	**$303**
Changes in Net Working Capital	(171)	(17)	(12)	(12)	8
Capital Expenditures	(174)	(213)	(147)	(122)	(147)
Professional Fees	(35)	--	--	--	--
Other	3	--	--	--	--
Unlevered Free Cash Flow	**$9**	**$112**	**$209**	**$166**	**$164**
Cash Taxes Paid	(8)	--	(3)	(10)	(20)
Tax-Adjusted Unlevered Free Cash Flow	**$0**	**$112**	**$206**	**$156**	**$144**

Note: Shown pro forma for $200mm rights offering upon exit from Chapter 11

EXTRACTION OIL & GAS

Preliminary Summary Reserve Output

- Extraction Company Business Plan forecast as of 10/14/20
- 10/1/20 Effective Date

Reserve Category	Crude Oil (MBbls)	Natural Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 ($mm)
PDP	44,742	394,449	40,422	150,905	$1,036
PDNP	699	4,525	523	1,977	6
PUD	24,702	145,448	14,532	63,475	241
Technical PUD[1]	34,672	155,481	15,788	76,374	231
Total Proved	**104,816**	**699,902**	**71,265**	**292,731**	**$1,514**
% Total	55%	68%	69%	63%	
% PDP	43%	56%	57%	52%	
PROB	60,009	227,466	22,226	120,147	$297
POSS	26,621	95,143	9,377	51,856	131
Total Reserves	**191,446**	**1,022,512**	**102,869**	**464,733**	**$1,942**

3P RESERVES NET REVENUE PV-10 BY RESOURCE[2]


13%
7%
80%
Crude Oil
Natural Gas
NGL

1P RESERVES PV-10 BY RESERVE CATEGORY


15%
16%
68%
PDP
PDNP
PUD
Technical PUD¹

Source: Company internal reserves

Note: PV-10 calculated using NYMEX strip as of 10/14/20; reserves database effective date as of 10/1/20; does not include value for hedges in place, G&A, MVC deficiency payments, Elevation payments and/or other corporate items

(1) Technical PUDs represent locations that fit the risk profile of proved undeveloped reserves but do not fall within the SEC 5 year development window in the Company's current development plan

(2) Net revenue includes fully loaded T&M costs

EXTRACTION OIL & GAS

Hedge Book Summary

- Extraction Company Business Plan forecast as of 10/14/20

	2020		2021				2022	2023
Oil:	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	Full Year
WTI Oil Swaps								
Volume (Bbl)	1,916,001	1,875,000	750,000	450,000	-	-	-	-
Wtd. avg. swap price ($/Bbl)	$47.71	$47.59	$60.07	$60.07	-	-	-	-
WTI Oil Collars								
Volume (Bbl)	-	-	150,000	150,000	-	-	-	-
Wtd. avg. ceiling sold (call)	-	-	$65.00	$65.00	-	-	-	-
Wtd. avg. floor purchased (put)	-	-	$55.04	$55.04	-	-	-	-
WTI Oil Sold Puts								
Volume (Bbl)	-	-	900,000	600,000	-	-	-	-
Wtd. avg. price ($/Bbl)	-	-	$43.92	$43.88	-	-	-	-
Total WTI Hedged								
Volume (Bbl)	1,916,001	1,875,000	900,000	600,000	-	-	-	-

	2020		2021				2022	2023
Natural Gas:	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	Full Year
NYMEX HH Natural Gas Swaps								
Volume (MMBtu)	4,600,000	9,000,000	-	-	-	-	-	-
Wtd. avg. swap price ($/MMBtu)	$2.59	$2.53	-	-	-	-	-	-
Total NYMEX HH Hedged								
Volume (MMBtu)	4,600,000	9,000,000	-	-	-	-	-	-
Natural Gas - CIG Basis Swaps								
Volume (MMbtu)	1,800,000	3,000,000	-	-	-	-	-	-
Wtd. avg. swap price ($/MMbtu)	($0.49)	($0.41)	-	-	-	-	-	-

Note: Hedge positions as of 10/14/20

XOG EXTRACTION OIL & GAS

Midstream Contract Summary

- Extraction Company Business Plan forecast as of 10/14/20

XOG GAS PROCESSING OVERVIEW


CO
Windsor
Weld
Larimer
Greeley
Broomfield
Adams
Denver
Hawkeye
Jefferson
Arapahoe
Douglas
Elbert
Legend
Rimrock
DCP
RMM
WES
XOG Acreage
Badger CGF

Oil Infield Gathering and Long-haul Transport (included in oil diffs)
- Grand Mesa long-haul transportation
- Platte River/DJ South Gathering infield
- Trucking

Oil Infield Gathering (included in T&M)
- Elevation

Gas Gathering and Processing (included in gas diff)
- DCP Midstream

Gas Gathering and Processing (included in T&M)
- Rocky Mountain Midstream
- Western Gas Partners
- Elevation

		Implied Blended Rates[1]				
		2021	2022	2023	2024	2025
Oil Infield Gathering and Long-haul Transport (included in oil diffs)	$/Bbl	$4.02	$4.02	$4.02	$4.02	$4.02
Oil Infield Gathering (included in T&M)	$/Bbl	$0.71	$1.11	$2.03	$1.67	$2.41
Gas Gathering & Processing (included in gas diffs)	$/Mcf	$0.34	$0.30	$0.24	$0.24	$0.22
Gas Gathering & Processing (included in T&M)	$/Mcf	$1.14	$1.15	$1.45	$1.45	$1.65
Illustrative Midstream Savings[2,3]	**$mm**	**$89**	**$89**	**$81**	**$82**	**$76**

Note: Contract descriptions are not all inclusive but rather reflect significant midstream contracts; blended rates reflect additional contracts that have a smaller footprint. This page does not include contracts for future services
(1) Implied blended rate based on projected average daily production; net revenue includes fully loaded T&M costs
(2) Illustrative savings based on current projections and are subject to substantial revision
(3) Includes water-related, MVC-related and differential-related savings

EXTRACTION OIL & GAS

PRIVILEGED AND CONFIDENTIAL

Estimated Ch. 11 Exit Sources and Uses and Near-Term Projected Liquidity

- Assumes emergence at 1/31/21 and $200mm rights offering

($ in millions)

SOURCES & USES

Sources	
Rights Offering	$200
Exit Cash Balance	163
Exit Facility @ $500mm	500
Total	**$863**
Uses	
Pay down of Outstanding DIP Facility	$31
Pay down of Pre-petition RBL Facility	538
Deferred Pre-petition Capex	40
Deferred Ad Valorem Taxes Due at Exit	21
Fees	41
Pay down of New RBL Facility	
Minimum Required Exit Facility Availability (20%)	100
Additional Cash Applied to New RBL	82
Cash to Balance Sheet	10
Total	**$863**

ILLUSTRATIVE LIQUIDITY


$192
$201
$183
$90
$108
$110
$102
$127
$156
$182
$204
$237
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21

Note: Non-Noteholder General Unsecured Claims estimated to be $522.6 million
Source: Company model, Capital IQ; market data as of 10/14/20

EXTRACTION OIL & GAS



II: FINANCIAL FORECAST DETAIL



EXTRACTION OIL & GAS

Illustrative October DIP Budget

- October 9th – January 29th

Extraction Oil & Gas, Inc.
Consolidated Weekly Cash Flow Forecast - January Emergence
(USD in 000s)

Week Ending ==>	Actual Wk-1 9-Oct	Forecast Wk-2 16-Oct	Forecast Wk-3 23-Oct	Forecast Wk-4 30-Oct	Forecast Wk-5 6-Nov	Forecast Wk-6 13-Nov	Forecast Wk-7 20-Nov	Forecast Wk-8 27-Nov	Forecast Wk-9 4-Dec
NET RECEIPTS	$ 6,297	$ 1,108	$ 57,409	$ (11,498)	$ 7,210	$ 6,230	$ 57,117	$ (10,750)	$ 5,314
OPERATING DISBURSEMENTS[1]	(7,093)	(6,943)	(14,961)	(6,428)	(15,216)	(7,968)	(9,543)	(5,179)	(10,771)
OPERATING CASH FLOW	$ (796)	$ (5,835)	$ 42,448	$ (17,926)	$ (8,006)	$ (1,739)	$ 47,573	$ (15,929)	$ (5,457)
Total Non-Recurring Items	(913)	(3,283)	(3,452)	(1,000)	(8,540)	(5,000)	-	-	(17,623)
Total Interest & Bank Fees	(501)	(6,030)	(521)	(262)	-	-	-	(636)	(7)
TOTAL DISBURSEMENTS	$ (8,507)	$ (16,256)	$ (18,935)	$ (7,690)	$ (23,755)	$ (12,968)	$ (9,543)	$ (5,815)	$ (28,401)
NET CASH FLOW	$ (2,210)	$ (15,148)	$ 38,474	$ (19,188)	$ (16,545)	$ (6,739)	$ 47,573	$ (16,565)	$ (23,086)
CASH AND BORROWINGS									
Beginning Book Cash Balance	$ 121,713	$ 119,536	$ 104,388	$ 142,863	$ 123,675	$ 107,129	$ 100,391	$ 147,964	$ 131,399
(+/-) Net Cash Flow	(2,210)	(15,148)	38,474	(19,188)	(16,545)	(6,739)	47,573	(16,565)	(23,086)
(+/-) Voids/Reversals/Other	33	-	-	-	-	-	-	-	-
Ending Book Cash Balance[2]	$ 119,536	$ 104,388	$ 142,863	$ 123,675	$ 107,129	$ 100,391	$ 147,964	$ 131,399	$ 108,312
Beginning RBL Balance	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747
(+/-) RBL Draw / (Paydown)	-	-	-	-	-	-	-	-	-
Ending RBL Facility Balance	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747
Outstanding Letters of Credit	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061
Ending Exit RBL Facility Balance (after LCs)	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808
RBL Excess Availability	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
DIP Facility	$ 49,499	$ 49,499	$ 49,499	$ 49,499	$ 49,499	$ 49,499	$ 49,499	$ 49,499	$ 49,499
Ending DIP Facility Balance	$ 34,499	$ 34,499	$ 34,499	$ 34,499	$ 34,499	$ 34,499	$ 34,499	$ 34,499	$ 34,499
DIP Availability	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000
Total Liquidity	$ 134,536	$ 119,388	$ 157,863	$ 138,675	$ 122,129	$ 115,391	$ 162,964	$ 146,399	$ 123,312
Minimum Liquidity Covenant	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000
Excess / (Deficiency)	$ 124,536	$ 109,388	$ 147,863	$ 128,675	$ 112,129	$ 105,391	$ 152,964	$ 136,399	$ 113,312

Week Ending ==>	Forecast Wk-10 11-Dec	Forecast Wk-11 18-Dec	Forecast Wk-12 25-Dec	Forecast Wk-13 1-Jan	Forecast Wk-14 8-Jan	Forecast Wk-15 15-Jan	Forecast Wk-16 22-Jan	*Emergence* Forecast Wk-17 29-Jan	Forecast 13-Week Total
NET RECEIPTS	$ 4,260	$ 3,636	$ 48,303	$ 7,056	$ 4,101	$ 109	$ 74,620	$ (5,140)	181,692
OPERATING DISBURSEMENTS[1]	(11,050)	(8,378)	(9,849)	(34,544)	(15,391)	(2,398)	(7,792)	(38,037)	(147,924)
OPERATING CASH FLOW	$ (6,790)	$ (4,741)	$ 38,454	$ (27,489)	$ (11,291)	$ (2,289)	$ 66,828	$ (43,177)	$ 33,768
Total Non-Recurring Items	(150)	-	(3,338)	-	(150)	(2,671)	-	(30,711)	(43,299)
Total Interest & Bank Fees	-	(3,250)	(520)	(231)	-	(6,158)	(4,250)	35,964	(11,959)
TOTAL DISBURSEMENTS	$ (11,200)	$ (11,628)	$ (13,707)	$ (34,776)	$ (15,541)	$ (11,227)	$ (12,042)	$ (32,783)	$ (203,181)
NET CASH FLOW	$ (6,940)	$ (7,991)	$ 34,596	$ (27,720)	$ (11,441)	$ (11,117)	$ 62,578	$ (37,923)	$ (21,489)
CASH AND BORROWINGS									
Beginning Book Cash Balance	$ 108,312	$ 101,372	$ 93,381	$ 127,977	$ 100,257	$ 88,816	$ 77,699	$ 140,277	$ 121,713
(+/-) Net Cash Flow	(6,940)	(7,991)	34,596	(27,720)	(11,441)	(11,117)	62,578	(37,923)	(21,489)
(+/-) Voids/Reversals/Other	-	-	-	-	-	-	-	-	33
Ending Book Cash Balance[2]	$ 101,372	$ 93,381	$ 127,977	$ 100,257	$ 88,816	$ 77,699	$ 140,277	$ 102,354	$ 100,257
Beginning RBL Balance	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747
(+/-) RBL Draw / (Paydown)	-	-	-	-	-	-	-	(453,747)	-
Ending RBL Facility Balance	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ 453,747	$ -	$ 453,747
Outstanding Letters of Credit	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 25,061	$ 9,370	$ 25,061
Ending Exit RBL Facility Balance (after LCs)	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 478,808	$ 9,370	$ 478,808
RBL Excess Availability	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 90,630	$ -
DIP Facility	$ 49,499	$ 46,249	$ 46,249	$ 46,249	$ 46,249	$ 46,249	$ 41,999	$ -	$ 46,249
Ending DIP Facility Balance	$ 34,499	$ 31,249	$ 31,249	$ 31,249	$ 31,249	$ 31,249	$ 26,999	$ -	$ -
DIP Availability	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ -	$ 15,000
Total Liquidity	$ 116,372	$ 108,381	$ 142,977	$ 115,257	$ 103,816	$ 92,699	$ 155,277	$ 192,984	$ 115,257
Minimum Liquidity Covenant	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ -	$ 10,000
Excess / (Deficiency)	$ 106,372	$ 98,381	$ 132,977	$ 105,257	$ 93,816	$ 82,699	$ 145,277	$ 192,984	$ 105,257

Global Notes:
Forecast is subject to material changes as A&M and the Company continue to revise forecast assumptions and methodology
(1) - includes oil transport and trucking costs
(2) - Balance includes ~$170k of cash held in a separate utilities deposit account pursuant to the Final Order docket# 006